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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

  We consent to the reference to our firm under the caption "Interests Of Named Experts And Counsel" and to the use of our reports dated September 7, 2000, in Amendment No. 1 to the Registration Statement (Form SB-2) and related Prospectus of FAR Group Inc. for the registration of shares of its common stock.

                                          /s/ Elliott, Tulk, Pryce, Anderson

                                          Elliott, Tulk, Pryce, Anderson
                                          CHARTERED ACCOUNTANTS

Vancouver, Canada
October 16, 2000